SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[X]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Enhanced Global Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[  ] Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
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2) Form, Schedule or Registration Statement No.:
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4) Date Filed:
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Delaware Enhanced Global Dividend and Income Fund Proxy Fight Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT'S FULL NAME).
May I please speak with (SHAREHOLDER'S FULL NAME)?
(Re-Greet If Necessary)
I am calling on a recorded line regarding your current investment with Delaware Enhanced Global Dividend and Income Fund. You should have received a proxy statement and a WHITE proxy card for the Annual Meeting of Shareholders scheduled for August 22, 2018. Do you still have Management's WHITE proxy card?
(Pause For Response)
STILL HAS WHITE CARD:    (Proceed)

DOESN'T HAVE WHITE PROXY CARD:
Registered Holder - We will be happy to send you an additional WHITE proxy card. (Proceed)
Beneficial Holder – Please contact your broker for an additional proxy card. Be sure to inform them that you need the WHITE proxy card representing management. (Proceed)

The Board of Trustees greatly appreciates your support and is asking shareholders to vote using only Management's WHITE proxy card to vote in support of the nine incumbent nominees to the Board and against the shareholder proposal. The Board urges shareholders to disregard any proxy card sent to you by Saba Capital, an activist hedge fund group.
Your Fund's Board believes strongly that your Fund is best able to serve the interests of all shareholders and to achieve the Fund's investment objectives if it continues as a closed-end fund.
Your Board has taken significant steps to enhance the value of your investment in the Fund, including (i) implementing a managed distribution policy; (ii) announcing a tender offer for up to 20% of Fund shares to be completed in the fourth quarter of this year; and (iii) announcing annual tender offers whenever the market price discount to NAV exceeds 10% during a designated measurement period, commencing in 2019.
The Board plans to fight vigorously against Saba's demands and will not be pressured by Saba into making decisions that jeopardize the Fund and your investment.
Do you think that you will be returning the WHITE proxy card in support of the Board and in maintaining the Fund as a closed-end fund?
(Pause For Response)
YES OR POSITIVE RESPONSE:
Thank you. Please vote promptly by internet or telephone by following the instructions on the WHITE proxy card or voting instruction form you received to ensure your shares are counted at the meeting. Remember, even if you have already sent back Saba's proxy card, you can still support your Board by sending back the WHITE proxy card before the August 22nd meeting date.  If you have any questions, or you require any assistance, please feel free to call 1-800-207-2872 Monday thru Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you and have a good (Morning/Afternoon/Evening).

FOR INTERNAL DISTRIBUTION ONLY	Updated 6-21-2018

Delaware Enhanced Global Dividend and Income Fund Proxy Fight Script (CONFIRM RECEIPT OF PROXY MATERIAL)

NO RESPONSE - HAS QUESTIONS –NOT VOTING –SENDING OTHER CARD:
May I ask what is stopping you from supporting the view of your Board and returning the WHITE proxy card? (Pause For Response) (Notate)

Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision.
(Refer to Fact Sheet and begin discussion with Reasons to Approve)

Given that information, do you think that you might return the WHITE proxy card in support of the Board's recommendations?
YES OR POSITIVE (Go to Yes or positive response above)
NO OR NEGATIVE (Go to S/H still sending other card/not voting below)

S/H STILL SENDING OTHER CARD/NOT VOTING
I understand.  If you have any questions or you require any assistance, please feel free to contact 1-800-207-2872 Mon. – Fri. from 9 a.m. to 10 p.m. Eastern Time.  Your vote is important and your time is greatly appreciated.  Thank you and have a good (Morning/Afternoon/Evening).

FOR INTERNAL DISTRIBUTION ONLY	Updated 6-21-2018

Delaware Enhanced Global Dividend and Income Fund Inbound Proxy Fight Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Thank you for calling the Delaware Enhanced Global Dividend and Income Fund proxy information line my name is (AGENT'S FULL NAME).  How may I help you? (Re-Greet If Necessary
Responding to endeavor letter asking for response:
A hedge fund investor has submitted a proposal which could, if implemented, significantly damage or destroy the ability of the Fund to operate as a closed-end fund. The hedge fund investor has also announced its intention to elect eight new nominees to the Board of Trustees of the Fund at the Annual Meeting of Shareholders scheduled for August 22, 2018.  Can I please have the last name and zip code on the materials you received to better assist you? (Pause for response)----------Locate and verify account (proceed to BODY-Beginning of Campaign)
Responding to proxy mailing:
The material you received is regarding an Annual Meeting of Shareholders scheduled for August 22, 2018.  Can I please have the last name and zip code on the materials you received to better assist you? (Pause for response)----------Locate and verify account (proceed to BODY-Beginning of Campaign)
Responding to phone call:
Can I please have the telephone number we called to locate your account to better assist you? (Pause for response)--Locate and verify account
 The phone call you received is regarding Annual Meeting of Shareholders scheduled for August 22, 2018.
BODY:
Do you still have your Fund's WHITE proxy card? (Pause For Response)

STILL HAS WHITE CARD:    (Proceed)

DOESN'T HAVE WHITE PROXY CARD:
Registered Holder - We will be happy to send you an additional WHITE proxy card. (Proceed)
Beneficial Holder – Please contact your broker for an additional proxy card. Be sure to inform them that you need the WHITE proxy card representing the Fund's Board. (Proceed)

The Board of Trustees greatly appreciates your support and is asking shareholders to vote using only the Fund's WHITE proxy card in support of the nine incumbent nominees to the Board and against the shareholder proposal. The Board urges shareholders to disregard any proxy card sent to you by Saba Capital, the activist hedge fund group.
Your Board has taken significant steps to enhance the value of your investment in the Fund, including (i) implementing a managed distribution policy; (ii) announcing a tender offer for up to 20% of Fund shares to be completed in the fourth quarter of this year; and (iii) announcing annual tender offers whenever the market price discount to NAV exceeds 10% during a designated measurement period, commencing in 2019.
The Board plans to fight vigorously against Saba's demands and will not be pressured by Saba into making decisions that jeopardize the Fund and your investment.
Do you think that you will be returning the WHITE proxy card in support of the Board and in maintaining the Fund as a closed-end fund? (Pause For Response)

FOR INTERNAL DISTRIBUTION ONLY	Updated 7-3-2018

Delaware Enhanced Global Dividend and Income Fund Inbound Proxy Fight Script (CONFIRM RECEIPT OF PROXY MATERIAL)

YES OR POSITIVE RESPONSE:
Thank you. Please vote promptly by internet or telephone by following the instructions on the WHITE proxy card or voting instruction form you received to ensure your shares are counted at the meeting. Remember, even if you have already sent back Saba Capital's gold proxy card, you can still support your Board by sending back the WHITE proxy card before the August 22nd meeting date.  If you have any questions, or you require any assistance, please feel free to call 1-800-207-2872 Monday through Friday from 9 a.m. to 10 p.m. and Saturday from 10 a.m. to 6 p.m. Eastern Time. Thank you and have a good (Morning/Afternoon/Evening).

NO RESPONSE - HAS QUESTIONS –NOT VOTING –SENDING OTHER CARD:
May I ask what is stopping you from supporting your Board and in maintaining the Fund as a closed-end fund? (Pause For Response) (Notate)

Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision.
(Refer to Fact Sheet and begin discussion with Reasons to Approve)

Given that information, do you think that you might return the WHITE proxy card in support of the Board and in maintaining the Fund as a closed-end Fund?
YES OR POSITIVE (Go to Yes or positive response above)
NO OR NEGATIVE (Go to S/H still sending other card/not voting below)

S/H STILL SENDING OTHER CARD/NOT VOTING
I understand.  If you have any questions or you require any assistance, please feel free to contact  1-800-207-2872 Mon. – Fri. from 9 a.m. to 10 p.m. and Saturday from 10 a.m. to 6 p.m. Eastern Time.  Your vote is important and your time is greatly appreciated.  Thank you and have a good (Morning/Afternoon/Evening).

FOR INTERNAL DISTRIBUTION ONLY	Updated 7-3-2018